UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   June 18, 2013

CLEANTECH SOLUTIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in Charter)

Nevada	001-34591	90-0648920
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 9 Yanyu Middle Road
Qianzhou Village, Huishan District, Wuxi City
Jiangsu Province, People’s Republic of China

 (Address of Principal Executive Offices)

(86) 51083397559

 (Registrant’s Telephone number)

Copies to:
Asher S. Levitsky PC
Ellenoff Grossman & Schole LLP
150 East 42nd Street
New York, New York 10017
Phone: (212) 370-1300
Fax: (646) 895-7182
E-mail: alevitsky@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement.

On June 18, 2013, the Company entered into stock purchase agreements dated June 17, 2013 pursuant to which the Company sold a total of 428,398 shares of common stock at a purchase price of $4.50 per share.  The shares were sold pursuant to a prospectus supplement dated June 18, 2013 to the Company’s registration statement on Form S-3.  The Company did not engage a placement agent with respect to the sale.  The Company paid a fee of 10% and a non-accountable expense allowance of 2%, for a total of $154,745, to Fernando Liu with respect to sales made to investors introduced to the Company by Mr. Liu who are not U.S. Persons.  The net proceeds received by the Company from the sale of the shares were $1,767,546.  The Company will use the proceeds for working capital and other general corporate purposes.  A copy of the form of stock purchase agreement is filed as Exhibit 99.1, and a copy of the press release relating to the sale is filed as Exhibit 99.2

Item 7.01  Regulation FD Disclosure.

On June 20, 2013, the Company issued a press release stating that the Company has received $2.0 million in orders for its air flow dyeing machines.  A copy of the press release is included as Exhibit 99.3.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)     Exhibits.

99.1	Form of stock purchase agreement for the sale of shares pursuant to the prospectus supplement.
99.2	Press release issued on June 21, 2013 relating to the sale of shares.
99.3	Press release issued on June 20, 2013 relating to the order for air flow dyeing machines.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2013	Cleantech Solutions International, Inc.

	By:	/s/ Adam Wasserman
Adam Wasserman
Chief Financial Officer